Exhibit 10.14.6

CONFIDENTIAL TREATMENT

AMENDMENT NO. 8 TO LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT NO. 8 TO LICENSE AND SERVICE AGREEMENT (“Amendment”) is entered into as of the 16th day of November, 2009 and amends the License and Service Agreement dated as of the 19th day of March, 2008 (“Agreement”), by and between TELENAV, INC., a corporation incorporated under the laws of the State of Delaware, having its principal place of business at 1130 Kifer Road, Sunnyvale, CA 94086 (“LICENSOR”), and AT&T MOBILITY LLC, a Delaware limited liability company, having a place of business at 5565 Glenridge Connector Atlanta, GA 30342 (“AT&T”). Capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, the parties have amended the Agreement by the:

1.	First Amendment, dated as of November 13, 2008;
2.	Second Amendment, dated as of November 20, 2008;
3.	Fourth Amendment, dated as of June 16, 2009;
4.	Sixth Amendment, dated as of October 13, 2009;
5.	Seventh Amendment, dated as of October 27, 2009; and

WHEREAS, the Parties inadvertently skipped (and did not execute) a third or fifth amendment to the Agreement and nevertheless desire to continue numbering amendments sequentially; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Revenue Share. Section 1 of Exhibit F entitled “Stand-alone Product Pricing for AT&T Navigator” is amended by adding the following at the end thereof:

Notwithstanding the foregoing, with respect to AT&T Navigator sold to Direct Bill Customers or Data Feature Customers for a single annual fee (“Annual Plan”), the Revenue Share payable by AT&T (“Annual Plan Revenue Share”) will be the [*****] of: (a) [*****] of the Net Revenue charged by AT&T to End Users for the Annual Plan, and (b) [*****]. The [*****] is predicated on a price point of [*****] per year for the Annual Plan. AT&T will notify LICENSOR in writing at least thirty (30) days in advance of its determination to reduce such price point and what the revised price point shall be (“Revised Annual Price Point”).

LICENSOR recognizes and agrees that End Users will have the ability to terminate Annual Plans prior to the end of their one-year subscriptions. Until AT&T implements the Ninety-Day

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

Proration System (defined below), End Users will be permitted to terminate their Annual Plans within one hundred twenty (120) days of subscription to such Annual Plan, with a full refund from AT&T. In such cases, AT&T will either: (i) not pay LICENSOR the corresponding Annual Plan Revenue Share, or (ii) if such amounts already have been paid for the applicable End Users, AT&T will debit the applicable Annual Plan Revenue Share against amounts otherwise payable by AT&T to LICENSOR.

AT&T shall use commercially reasonable efforts to implement a system (“Ninety-Day Proration System”) by [*****] by which an End User may terminate an Annual Plan only within the first ninety (90) days of subscription and, in such cases: (i) such End User would be entitled to a pro rata refund from AT&T based on the number of unused days in the term of the End User’s Annual Plan; and (ii) LICENSOR’s Annual Plan Revenue Share for such End User who cancels in that period will be reduced in proportion to the refund issued by AT&T to such End User. For example, after implementation of the Ninety-Day Proration System, if the End User subscribed to and used the Annual Plan for seventy-three (73) days, and then cancelled, (x) he would be entitled to a pro rata refund from AT&T equal to ((365-73)/365)X[*****] = [*****]; and (y) LICENSOR’s Annual Plan Revenue Share for such End User would be reduced by ((365-73)/365)X$100% = 80%. If, despite the use of commercially reasonable efforts to implement a Ninety-Day Proration System by [*****], the parties will negotiate in good faith to develop a means of addressing refund issues for End Users who cancel the Annual Plan.

An End User must call AT&T customer care for cancellation and/or refund as provided herein, and there shall be no automatic cancel/refund option within the AT&T Navigator application distributed under any Annual Plan.

2. No Further Changes. Except as modified hereby, the Agreement will continue in full force and effect in accordance with its terms.

THIS AMENDMENT IS AGREED TO AND SIGNED by the duly authorized representatives of the Parties as of the date first set forth above.

AT&T MOBILITY LLC	TELENAV, INC.

/s/ Ted Woodbery	/s/ Douglas S. Miller
(Signature)	(Signature)

Printed Name: Ted Woodbery	Printed Name: Douglas S. Miller
Title: VP Wireless, Voice and Ancillary Products	Title: Chief Financial Officer
Date: 12/16/2009	Date: 12/16/09
Address:	Address:
16331 NE 72nd Way	1130 Kifer Road
RTC 1	Sunnyvale, CA 94086
Redmond, WA 98284

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AT&T Proprietary (Internal Use Only)

Not for use or disclosure outside the AT&T companies except under written agreement

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